                                                                   EXHIBIT 10.4

AWARD/CONTRACT  1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)          RATING                          PAGE OF PAGES
                                                                                    DO-A1                            1       31

2. CONTRACT (PROC. INST. IDENT.) NO. 3. EFFECTIVE DATE    4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
   N00383-02-C-P093                     SEPT 06 2002          FOLDER NR: 01109-0010

5. ISSUED BY                    CODE N00383    6. ADMINISTERED BY (IF OTHER THAN ITEM 5)   CODE S3605A
   NAVAL INVENTORY CONTROL POINT                  DCM DAYTON
   700 ROBBINS AVE                                AREA C BUILDING 30
   PHILADELPHIA, PA 19111-5098                    WRIGHT PATTERSON AFB, OH 45433-5302
   BUYER: C. BURKE/0222.08                        SCD: C
   PHONE:  (215) 697-3454                         PAS: NONE

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)   8. DELIVERY

        COLUMBUS JACK CORP                               J                            /X/ FOB ORIGIN   // OTHER (SEE BELOW)
        ATTN: MARIA CONLEY                                                         9. DISCOUNT FOR PROMPT PAYMENT
        1000 SOUTH FRONT ST             10076                                              NET 30 DAYS
        COLUMBUS, OH 43206-0000

   POC: (514) 443-7492                                                            10. SUBMIT INVOICES         )     ITEM
   REF: 01-T-2394                                                                     (4 COPIES UNLESS OTHER- )
                                                                                      WISE SPECIFIED) TO THE  )      12
   CODE 00994                       FACILITY CODE                                     ADDRESS SHOWN IN:       )

11. SHIP TO/MARK FOR                CODE                      12. PAYMENT WILL BE MADE BY                 CODE  HQ0337

    SEE SCHEDULE                                                  DFAS COLUMBUS CENTER
                                                                  NORTH ENTITLEMENT OPERATIONS
                                                                  P.O. BOX 182266
                                                                  COLUMBUS, OH 43218-2266
                                                                                                           EFT:T

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: 14. ACCOUNTING AND APPROPRIATION DATA
    / / 10 U.S.C. 2304(c) (   )    / / 41 U.S.C. 253(c) (  )      SEE SECTION G
-----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.       15B. SUPPLIES/SERVICES       15C. QUANTITY      15D. UNIT      15E. UNIT PRICE       15F. AMOUNT

                         SEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        15G. TOTAL AMOUNT OF CONTRACT     $900,000.00
-----------------------------------------------------------------------------------------------------------------------------------
                                         16. TABLE OF CONTENTS

(X)  SEC.           DESCRIPTION                        PAGE(S)  (X)  SEC.           DESCRIPTION                        PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
              PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
X    A     SOLICITATION/CONTRACT FORM                   1        X    I    CONTRACT CLAUSES                              7
X    B     SUPPLIES OR SERVICES AND PRICES/COSTS        2           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X    C     DESCRIPTION/SPECS./WORK STATEMENT            3        X    J    LIST OF ATTACHMENTS                          18
X    D     PACKAGING AND MARKING                        4            PART IV - REPRESENTATIONS AND INSTRUCTIONS
X    E     INSPECTION AND ACCEPTANCE                    4        X    K    REPRESENTATIONS, CERTIFICATIONS AND
X    F     DELIVERIES OR PERFORMANCE                    5                  OTHER STATEMENTS OF OFFERORS                 18
X    G     CONTRACT ADMINISTRATION DATA                 7        X    L    INSTRS., CONDS., AND NOTICES TO OFFERORS     25
     H     SPECIAL CONTRACT REQUIREMENTS                         X    M    EVALUATION FACTORS FOR AWARD                 29
-----------------------------------------------------------------------------------------------------------------------------------
                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS            18. / / AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS
REQUIRED TO SIGN THIS DOCUMENT AND RETURN 5 COPIES TO               DOCUMENT.) Your offer on Solicitation Number
ISSUING OFFICE.) Contractor agrees to furnish and deliver                           , including the additions or changes
all items or perform all the services set forth or                  made by you which additions or changes are set forth in
otherwise identified above and on any continuation sheets           full above, is hereby accepted as to the items listed
for the consideration stated herein. The rights and                 above and on any continuation sheets. This award consummates
obligations of the parties to this contract shall be                the contract which consists of the following documents:
subject to and governed by the following documents: (a)             (a) the Government's solicitation and your offer, and (b)
this award/contract, (b) the solicitation, if any, and              this award/contract. No further contractual document is
(c) such provisions, representations, certifications, and           necessary.
specifications, as are attached or incorporated by
reference herein. (ATTACHMENTS ARE LISTED HEREIN.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                       20A. NAME OF CONTRACTING OFFICER
       MARIA CONLEY                                                      B. BYRNES
       GOVT SALES MGR
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                      19C. DATE SIGNED      20B. UNITED STATES OF AMERICA        20C. DATE SIGNED

BY   /s/ MARIA CONLEY                             9/3/02              BY  /s/ BRIAN BYRNES
   ----------------------------------------                           ---------------------------------     SEP 02 2002
   (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                           (SIGNATURE OF CONTRACTING OFFICER)

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE OF PAGES
                                 N00383-02-C-P093                   2      31

NAME OF OFFEROR OR CONTRACTOR

COLUMBUS JACK CORP



ITEM NO.  SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS                         QUANTITY    UNIT    UNIT PRICE       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

XX 0001   NSW TRW 1730-00-516-2017  SX
          JACK, HYDRAULIC, TRIP  SHELF LIFE 0-00
          SEE TECHNICAL REQUIREMENTS IN SECTIONS C, D, E, AND ATTACHMENTS

          HM QUP ICQ PMT CD PM WM CUD CT UC LP IC UCL SP MK PACK UNIT PKWT UNIT  PKCU   OPI
           N 001 000  11  1 02 GB GH  X  F2  A 00  B   99   QF      1235.0       22.600  M

          PACKAGING IS IN ACCORDANCE WITH MIL-STD-2073

          NOTE:
          a test report detailing the results of the ndi inspection for each and every weld on each an every jack is required from dcm (QAR) prior to acceptance of the jack. Any cylinder that has a defective weld is to be replaced, not re-welded. inspection of welds must take place prior to painting.

          INSPECT AT ORIGIN
          ACCEPT AT ORIGIN

                                                   SHIP TO
xx 001AA  DEL BY: 470 DAYS ADC   ACRN: AA TP: 3    NOO189                              144         EA     $6,250.00
          PR N00383-01-Z-0062   DO-A1                                                                                    $900,000.00
          M/F: REC. OFF. NON-MILSTRIP

          NOTE:
          open purchase authorized due to pica long award leadtime (12 months) g.gies
          03323.11   x5411

001AB     SEE DD FORM 1423                                                                1      LO        NSP
          EXHIBIT "A"

          AWARD NOTES:
            POC FAX: (215) 697-2606
          POC EMAIL: carol_burke@icpphil.navy.mil

                                    N00383-02-C-P093


                                  PART I - THE SCHEDULE
                                       SECTION C
                        DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

CLIN: 0001                              ACTIVITY USE ONLY: TDP VERSION NO.: 002
NIIN: 005162017
ITEM NAME: JACK, HYDRAULIC, TRIP

1. SCOPE

1.1 Articles to be furnished hereunder shall be manufactured, tested and inspected in accordance with (98760) drawing number ( (98750) ) (53j6268)
 , Revision (latest) and all details and specifications referenced therein.

1.2 Unless expressly provided for elsewhere in this clause, equipment such as fixtures, jigs, dies, patterns, mylars, special tooling, test equipment, or any other manufacturing aid required for the manufacture and/or testing of the subject item(s) will not be provided by the Government or any other source and is the sole responsibility of the contractor. The foregoing applies notwithstanding any reference to such equipment or the furnishing thereof that may be contained in any drawing or referenced specification.

1.3 The use of MIL-W-81381 wire in any item to be delivered under this procurement is prohibited. The foregoing prohibition applies notwithstanding any reference to MIL-W-81381 wire that may be made in any of the drawings or specifications for this procurement. MIL-W-22759 series wire shall be used in lieu of MIL-W-81381 wire, in any place where MIL-W-81381 wire is cited in this procurement. Any questions concerning this requirement should be directed to the Procuring Contracting Officer.

1.4 If MIL-STD-454 is referenced in the drawings or in the specification, the contractor is expected to show compliance with MIL-STD-2000A. Personnel performing tasks in accordance with MIL-STD-2000A shall be trained and certified as required by MIL-STD-2000A paragraph 5.1.4.

2. APPLICABLE DOCUMENTS

2.1

DRAWING NO.                    CAGE    REV    DOC TYPE   DISTR CD   SHEET NR     BEV  TYPE   SIZE
  53J6268                      98750                      X

DOCUMENT CHANGES

FROM                                TO
MIL-STD 480                         MIL-STD 973
MIL-STD 481                         MIL-STD 973

3. REQUIREMENTS - NOT APPLICABLE

252-211.7005
SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS (OCT 2001)


    (a) Definition.

     "SPI process," as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

     (b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in Excel format at http://home.dcma.mil/onebook/0.0/0.2/reports/modified.xls

     (c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall-

          (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

          (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

          (3) Identify the contract line items, subline items, components, or elements affected by the SPI process;

                                    N00383-02-C-P093

SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS (OCT 2001)

and

          (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

     (d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:
(Offeror insert information for each SPI process)

SPI Process:
            ---------------------------------------

Facility:
         ------------------------------------------

Military or Federal Specification or Standard:

---------------------------------------------------

Affected Contract Line Item Number, Subline Item Number, Component, or
Element:

----------------------------------------------
---------------------------------------------------

     (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror:

          (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

          (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.


                                  PART I - THE SCHEDULE
                                       SECTION D
                                 PACKAGING AND MARKING

CLIN: 0001                              ACTIVITY USE ONLY: TDP VERSION NO.: 002
NIIN: 005162017
ITEM NAME: JACK, HYDRAULIC, TRIP

5. PACKAGING - MIL-STD 2073 PACKAGING APPLIES AS FOUND ELSEWHERE IN THE
SCHEDULE

NAVICPDA06
ITEM MARKING REQUIREMENTS (MAY 1997)

ITEM MARKING REQUIREMENTS AND METHODS FOR IDENTIFICATION OF ITEMS OF MILITARY PROPERTY PRODUCED, STOCKED, STORED, AND ISSUED BY OR FOR THE DEPARTMENT OF DEFENSE SHALL BE IN ACCORDANCE WITH MIL-STD-130 UNLESS OTHERWISE NOTED IN THE TECHNICAL DATA PACKAGE (TDP) - IF A TDP HAS BEEN PROVIDED AS PART OF THE PROCUREMENT PACKAGE.

                                  PART I - THE SCHEDULE
                                       SECTION E
                                INSPECTION AND ACCEPTANCE

CLIN: 0001                              ACTIVITY USE ONLY: TDP VERSION NO.: 002
NIIN: 005162017
ITEM NAME: JACK, HYDRAULIC, TRIP

                              NOO383-02-C-PO93

QUALITY ASSURANCE

Mandatory Inspection Requirements:

100% Procurement Contracting Officer (PCO) mandatory inspection is required and shall be accomplished at source under the surveillance and final approval of the cognizant DCMAO Quality Assurance Representative (QAR).

During production, mandatory inspection is required to be accomplished by the contractor as follows:

          Level of Inspection (LOI).
          1.  Critical characteristics:  100% inspection shall apply.
          2.  Major and Minor characteristics:  LOI shall be in accordance
with a             sampling plan acceptable to the QAR.
          Critical characteristics:
          (A PCO mandatory inspection of 100% is required on all items for compliance to drawings, specifications, dimensions, and general workmanship.
Any deviation shall be cause to reject the piece. All welds on each jack will be tested by either dye penetrant or magnetic particle method, results of testing of each weld will be certified by the (QAR) before painting or acceptance. Test report shall be iaw dd 1423.)
          Major and Minor characteristics
          1. Shall be defined by the contractor subject to QAR concurrence, unless defined on applicable drawings and associated specifications.

SPECIAL INSPECTION REQUIREMENTS

XXX) MAGNETIC PARTICLE INSPECTION

XXX) SURFACE INSPECTION

XXX) PENETRANT INSPECTION

XXX) RADIOGRAPHIC INSPECTION

XXX) ULTRSONIC INSPECTION

XXX) HIGH SHOCK TEST

XXX) MECHANICAL VIBRATION TEST

52.246.16
RESPONSIBILITY FOR SUPPLIES (APR 1984)

52.246.2
INSPECTION OF SUPPLIES--FIXED-PRICE (AUG 1996)

NAVICPEA05
INSPECTION AND ACCEPTANCE (MAY 2002)

    Inspection of supplies.

    Shall be performed at the contractor location shown on Page One by the Contract Administration Office (CAO) also shown on Page One unless otherwise specified below:

(  )  Manufacturing Site at ( ) by the Manufacturing Site CAO ( ).
(  )  Subcontractor's Site at ( ) by the Subcontractor Site CAO ( ).
(  )  Packaging Site at ( ) by the Packaging Site CAO ( ).

    Final acceptance will be performed at the contractor's location on page 1 unless otherwise specified below:

(  )  Manufacturing Site at ( ) by the Manufacturing Site CAO ( ).
(  )  Subcontractor's Site at ( ) by the Subcontractor Site CAO ( ).
(  )  Packaging Site at ( ) by the Packaging Site CAO ( ).
(  )  Destination

    Inspection and acceptance will be performed by the consignee at destination.

                              NOO383-02-C-PO93

INSPECTION AND ACCEPTANCE (MAY 2002)

   4. Transportation Assistance.
For transportation assistance for contracts issued by NAVICP Mechanicsburg, contact NAVICP-M Code 0241.17 at (717) 605-3103.

For transportation assistance for contracts issued by NAVICPPhiladelphia, contact NAVICP-P Code 007.B1 at (215)697-2715.

-248.11 (I)
XXXGHER-LEVEL CONTRACT QUALITY REQUIREMENT (GOVERNMENT SPECIFICATION) (APR 1984)

XXX) Definition. "Contract date," as used in this clause, means the date set for bid opening or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

XXX) The Contractor shall comply with the specification titled Inspection System MIL-I-45208, in effect on the contract date, which is hereby incorporated into this contract.

NOTE: For the purposes of this solicitation and resulting contract, the following documents are considered optional XXX equivalent. The Offeror may choose option by checking the appropriate block:

    MIL-I-45208A INSPECTION SYSTEM (Military Specification)
    MIL-Q-9858 QUALITY PROGRAM REQUIREMENTS (Military Specification) ANSI/ASQC Q9002 or ISO 9002-QUALITY SYSTEM-MODEL FOR QUALITY ASSURANCE IN PRODUCTION, INSTALLATION AND SERVICING
    OTHER (SPECIFY)_________________________________________


Please Note: When checked, quality/inspection plan subject to Navy review and approval

                              PART I - THE SCHEDULE
                                   SECTION F
                           DELIVERIES OR PERFORMANCE

52.211-17
DELIVERY OF EXCESS QUANTITIES (SEP 1989)

52.242-17
GOVERNMENT DELAY OF WORK (APR 1984)

52.247.29
F.O.B. ORIGIN (JUN 1988)

52.247-30
F.O.B. ORIGIN, CONTRACTOR'S FACILITY (APR 1984)

52.247-31
F.O.B. ORIGIN, FREIGHT ALLOWED (JUN 1988)

52.247-52
CLEARANCE AND DOCUMENTATION REQUIREMENTS--SHIPMENTS TO DOD AIR OR
WATER TERMINAL TRANSSHIPMENT POINTS (APR 1984)

52.247.58
LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS (APR 1984)

52.247.59
F.O.B. ORIGIN--CARLOAD AND TRUCKLOAD SHIPMENTS (APR 1984)

                               N00383-02-C-P093

52-247.61
F.O.B. ORIGIN--MINIMUM SIZE SHIPMENTS (APR 1984)

52-247-65
F.O.B. ORIGIN, PREPAID FREIGHT--SMALL PACKAGE SHIPMENTS (JAN 1991)

                            PART I - THE SCHEDULE
                                  SECTION G
                         CONTRACT ADMINISTRATION DATA

GN/GRNT   BGN/END   SYMBL   SBHD   OBJ    BCN    SA    AAA     TT    PAA       COST-CODE                 AMOUNT    TAC
97  00    XX / XX   4930    NC1A   000   34003   0    000383   7R   000000    1PP1000CEPT1          $900,000.00    N909

                          PART II - CONTRACT CLAUSES
                                  SECTION I
                               CONTRACT CLAUSES

52-223=3
HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)

     (a) "Hazardous material," as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

     (b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any application identification number, such as National Stock Number, or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.
     Material
     (If none, insert "None":) Identification No.

     ------------------------  --------------------
     ------------------------  --------------------
     ------------------------  --------------------

     (c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

     (d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data
Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

     (e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

     (f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government. Contractor, or subcontractor personnel or property.

     (g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, state, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

     (h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:
          (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right

                               N00383-02-C-P093

HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)

are to--
               (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;
               (ii) Obtain medical treatment for those affected by the materials; and
               (iii) Have others use, duplicate, and disclose the data for the Government for these purposes.
          (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.
          (3) The Government is not precluded from using similar or identical data acquired from other sources.

52-215.2
AUDIT AND RECORDS--NEGOTIATION (AUG 1997)

52.215-8
ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT

52.248-1
VALUE ENGINEERING (FEB 2000)

     The Contractor is encouraged to develop, prepare, and submit value engineering change proposals (VECP's) voluntarily. The Contractor shall share in any net acquisition savings realized from accepted VECP's, in accordance with the incentive sharing rates in accordance with this clause.

     Explains and/or Defines:
     "Acquisition savings," "Collateral savings," "Contracting office" Data, "Contractor's development and implementation costs," "Future unit cost reduction" "Government costs," "Instant contract," "Instant unit cost reduction" "Unit," "Negative instant contract savings," "Net acquisition savings," "Sharing base," "Sharing period," "Value engineering change proposal (VECP),"
     VECP preparation/submission explained. Government action. Sharing rates. Calculating net acquisition savings. Contract adjustment. Concurrent and future contract savings. Settlement methods. Relationship to other incentives. Subcontracts.

-GREATER THAN-     Alternate I (Apr 1984)
     Use if contracting officer selects a mandatory value engineering program requirement.

-GREATER THAN-     Alternative II (Feb 2000)
     Use if contracting officer selects both a value engineering incentive and mandatory value engineering program requirement.

-GREATER THAN-     Alternative III (Apr 1984)
     Use if cost of calculating/tracking collateral savings will exceed the benefits to be derived in a contract calling for a value engineering incentive.

All text for this clause is hereby incorporated by reference

252-227.9400
GOVERNMENT INDUSTRY DATA EXCHANGE PROGRAM (JAN 1999)

52.222-26
EQUAL OPPORTUNITY (APR 2002)

     (a) Definition: "United States," as used in this clause, means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

     (b) If, during any 12-month period (including the 12 months preceding the award of this contract), the contractor has been or is awarded nonexempt Federal Contracts and/or subcontracts that have an aggregated value in excess of $10,000, the Contractor shall comply with paragraphs (b)(1) through
(b)(11) of this clause, except for work performed outside the United States by employees who were not recruited within the United States. Upon request, the Contractor shall provide information necessary to determine the applicability of this clause.
          (1) The Contractor shall not discriminate against any employee or applicant for employment because of race,

                               NOO383-02-C-P093

EQUAL OPPORTUNITY (APR 2002)

color, religion, sex, or national origin. Note: It shall not be a violation of Executive Order 11246 for a contractor to extend a publicly announced preference in employment of Indians living on or near an Indian reservation connection with employment opportunities on or near an Indian reservation. See 22.807(b)(4).

     (2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. This shall include, but not be limited to--

         (i) Employment;

         (ii) Upgrading;

         (iii) Demotion;

         (iv) Transfer;

         (v) Recruitment or recruitment advertising;

         (vi) Layoff or termination;

         (vii) Rates of pay or other forms of compensation; and

         (viii) Selection for training, including apprenticeship

     (3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause.

     (4) The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

     (5) The Contractor shall send, to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers' representative of the Contractor's commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment.

     (6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor.

     (7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11248, amended, and by the rules, regulations, and orders of the Secretary of Labor. The Contractor shall, within 30 days following the award, file Standard Form 100 (EE0-1), or any successor form, unless filed within 12 months preceding the date of award.

     (8) The Contractor shall permit access to its premises by the contracting officer or the Office of Federal Contract Compliance Programs (OFCCP) for the purpose of conducting on-site compliance reviews and inspecting such books, records, accounts, and other materials as may be relevant to an investigation to ascertain the Contractor's compliance with the applicable rules, regulations, and orders.

     (9) If the OFCCP determines that the Contractor is not in compliance with this clause or any rule, regulation, order of the Secretary of Labor, this contract may be canceled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11246, as amended. In addition, sanctions may be imposed and remedies invoked against the Contractor provided in Executive Order 11246, as amended, in the rules, regulations, and orders of the Secretary of Labor; as otherwise provided by law.

     (10) The Contractor shall include the terms and conditions of subparagraph (b)(1) through (11) of this clause every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

     (11) The Contractor shall take such action with respect to any subcontract or purchase order as the Contracting officer may direct as a means of enforcing these terms and conditions, including sanctions for noncompliance; provided, that if the Contractor becomes involved in, or is threatened with, litigation with a

                               NOO383-02-C-P093

EQUAL OPPORTUNITY (APR 2002)

Subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States.

     (c) Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1.

     ( ) Alternate I (Feb 1999). As prescribed in 22.810(e), add the following as a preamble to the clause;

     Notice: The following terms of this clause are waived for this contract
( ) Contracting Officer shall list terms.

252-225.7010
DUTY-FREE ENTRY--ADDITIONAL PROVISIONS (AUG 2000)

252-225.7014
PREFERENCE FOR DOMESTIC SPECIALTY METALS (MAR 1998)

     Defines: "Qualifying country" and "Specialty metals"
     Explains clause application.

The Contractor agrees that any specialty metals incorporated in articles delivered under the contract will be melted in the United States, its possessions, or Puerto Rico.

) Alternate I (Mar 1998)
      Unless an exception applies, use in all
solicitations and contracts over the simplified acquisition threshold requiring delivery, for one of the following major programs, of an article containing specialty metals - (1) Aircraft; (2) Missile and space systems;
(3) Ships; (4) Tank-automotive; (5) Weapons; or (6) Ammunition. Also explains further application and tells you to include in Subcontracts

All text for this clause is hereby incorporated by reference.

252.204-7004
REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

52.239-1
PRIVACY OR SECURITY SAFEGUARDS (AUG 1998)

52.215-14
INTEGRITY OF UNIT PRICES (OCT 1997)

     (a) Any proposal submitted for the negotiation of prices for items of supplies shall distribute costs within contracts on a basis that ensures that unit prices are in proportion to the items' base cost (e.g., manufacturing or axx acquisition costs). Any method of distributing costs to line items that distorts unit prices shall not be used. For example, distributing costs equally among line items is not acceptable except when there is little or no variation in base cost. Nothing in this paragraph requires submission of cost or pricing data not otherwise required by law or regulation.

     (b) When requested by the Contracting Officer, the Offeror/Contractor shall also identify those supplies that XXXXXt will not manufacture or to which it will not contribute significant value.

     (c) The Contractor shall insert the substance of this clause, less paragraph (b), in all subcontracts for other than: acquisitions at or below the simplified acquisition threshold in FAR Part 2; construction or architect-engineer services under FAR Part 36; utility services under FAR
Part 41; services where supplies are not required: commercial items; and petroleum products.

) Alternate I (Oct 1997) As perscribed in 15.408(f)(2), substitute the following paragraph (b) for paragraph (b) XXXXXf the basic clause:

                               NOO383-02-C-P093

INTEGRITY OF UNIT PRICES (OCT 1997)

     (b) The Offeror/Contractor shall also identify those supplies that it will not manufacture or to which it will contribute significant value.

NAVICPIAO7
CONFIGURATION CONTROL MIL-STD-973 (DEC 2000)

     DEFINITIONS:
     A. As used in this clause, the term "Custodian of the Configuration Documentation" is defined to include:
         1.  A contractor who has design control of the item;
         2. A contractor who has participated or is participating in the engineering or operational systems development of a system or high level configuration item;
         3. A contractor who has been or is being supplied with copies of the system specification and/or development specifications; and
         4. A contractor who has extensive experience in the preparation of ECPs relative to high level configuration items. Such contractors have the capability of providing to the Government the majority of the information needed to properly evaluate the merits of a complex engineering change, possibly involving interrelated changes in other configuration items.

     B. Contractors who are not able to determine their custody status, shall contact the Procuring Contracting Officer for a determination of their status as a custodian of configuration documentation.

     ENGINEERING CHANGE PROPOSALS (ECPs):
     A. If the contractor has a current contract with the Naval Air Systems Command (NAVAIR), or with a NAVAIR weapons or systems contractor, the following procedures apply:
         1. Any Class I or Class II Engineering Change Proposal (ECP), as defined in section 5.4.2, of MIL-STD-973, involving an item being procured under this NAVICP contract, shall be prepared, submitted, and distributed as specified in the most recent current contract with the Naval Air Systems Command (NAVAIR) or with a NAVAIR weapons or systems contractor under which the item is to be delivered or under which production support is to be furnished. The contractor shall provide notification of the approval of each such submission of Class I changes to the Naval Inventory Control Point. Implementation of any such approved Class I changes shall be made on this contract only by modification to the contract.
         2. A minimum of two (2) information copies of each Class I ECP submitted in accordance with this clause shall be forwarded to the PCO at NAVICP.
     B.  If the contractor does not have a current contract with the Naval
Air Systems Command (NAVAIR), or with a NAVAIR weapons or systems contractor, the contractor shall prepare and submit each ECP in accordance with MIL-STD-973 and the following procedures:
         1. Contractors which are Custodians of the Configuration Documentation for the affected items shall prepare and submit each ECP as follows:
     a. Prepare any ECP in accordance with MIL-STD-973 (including specifically section 5.4.2). The required distribution for submission of Class I ECPs is available from the PCO. Part substitutions shall conform to MIL-STD-973 (including specifically section 5.4.5).
     b. No Class I Engineering Change shall be implemented until authorized via modification to the contract as issued by the PCO at NAVICP.
     c. Each Class II Engineering Change shall be submitted to the cognizant contract administration office (CAO) for concurrence in classification.
         2. Contractors who are not Custodians of the Configuration Documentation for the affected items shall prepare and submit each ECP as follows:
     a. Prepare and submit any ECP in accordance with MIL-STD-973 (including specifically section 5.4.8.2). Part substitutions shall conform to section 5.4.5 of MIL-STD-973.
     b. The required distribution for submission of any ECP is available from the PCO.
     c. No Engineering Change shall be implemented until authorized via modification to the contract as issued by the PCO at NAVICP.

     DEVIATIONS:
     A. Contractors who are Custodians of the Configuration Documentation for the affected items shall process each request for Deviation as follows:
         1. Prepare and submit any Request for Deviation in accordance with MIL-STD-973 (including specifically section 5.4.8.3).
         2. No major or critical Deviation shall be made effective until authorized in writing by the PCO.
         3. Minor Deviations shall be authorized (or disapproved) by the cognizant administration office (CAO).
     B. Contractors who are not Custodians of the Configuration Documentation for the affected items shall process each request for Deviation as follows:
         1. Prepare and submit any Request for Deviation in accordance with MIL-STD-973 (including specifically section 5.4.8.3).

                               NOO383-02-C-P093

CONFIGURATION CONTROL MIL-STD-973 (DEC 2000)

         2. No major or critical Deviation shall be made effective until authorized in writing by the PCO.
         3. Minor Deviations shall be authorized (or disapproved) by the cognizant contract administration office (CAO).

4. WAIVERS:
  A. Contractors who are Custodians of the Configuration Documentation for the affected items shall process each Request for Waiver as follows:
     1. Prepare and submit any Request for Waiver in accordance with MIL-STD-973 (including specifically section 5.4.4).
     2. No major or critical Waiver shall be made effective until authorized in writing by the PCO.
     3. Minor Waivers shall be dispositioned by the local Material Review Board (MRB), when properly constituted in accordance with MIL-STD-1520. In the absence of such MRB, minor Waivers shall be granted (or dispositioned) by the cognizant contract administration office (CAO).
  B. Contractors who are not Custodians of the Configuration Documentation for the affected items shall process each request for Waiver as follows:
     1. Prepare and submit any Request for Waiver in accordance with MIL-STD-973 (including specifically section 5.4.8.4).
     2. No major or critical Waiver shall be made effective until authorized in writing by the PCO.
     3. Minor Waivers shall be dispositioned by the local Material Review Board (MRB), when properly constituted in accordance with MIL-STD-1520. In the absence of such MRB, minor Waivers shall be granted (or disapproved) by the cognizant contract administration office (CAO).

252.208-7000
INTENT TO FURNISH PRECIOUS METALS AS GOVERNMENT-FURNISHED MATERIAL (DEC 1991)

     (a) The Government intends to furnish precious metals required in the manufacture of items to be delivered under the contract if the Contracting Officer determines it to be in the Government's best interest. The use of Government-furnished silver is mandatory when the quantity required is one hundred troy ounces or more. The precious metal(s) will be furnished pursuant to the Government Furnished Property clause of the contract.

     (b) The Offeror shall cite the type (silver, gold, platinum, palladium, iridium, rhodium, and ruthenium) and quantity in whole troy ounces of precious metals required in the performance of this contract (including precious metals required for any first article or production sample), and shall specify the national stock number (NSN) and nomenclature, if known, of the deliverable item requiring precious metals.

     Precious Metal*       Quantity              Deliverable Item
                                            (NSN and Nomenclature)


     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________


     * If platinum or palladium, specify whether sponge or granules are required.

     (c) Offeror shall submit two prices for each deliverable item which contains precious metals--one based on the Government furnishing precious metals, and one based on the Contractor furnishing precious metals. Award will be made on the basis which is in the best interest of the Government.

     (d) The Contractor agrees to insert this clause, including this paragraph (d), in solicitations for subcontracts and purchase orders issued in performance of this contract, unless the Contractor knows that the item being purchased contains no precious metals.

52.222-35
EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF
THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

     Defines: "Veteran of the Vietnam era"

                       N00383-02-C-P093

EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

    Explains rules/regs under the Vietnam Era Veterans' Readjustment Assistance Act.

      Alternate I(DEC 2001)
    Use if there is a waiver, as prescribed in 22.1308(a)(2).


"All text for this clause is hereby incorporated by reference."

52.225-7012
REFERENCE FOR/CERTAIN DOMESTIC COMMODITIES (APR 2002)

52.249.8
DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

52.203-8
RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

    (a) Except as provided in (b) below, the Contractor shall not enter into any agreement with an actual or prospective subcontractor, nor otherwise act in any manner, which has or may have the effect of restricting sales by such subcontractors directly to the Government of any item or process (including computer software) made or furnished by the subcontractor under this contract or under any follow-on production contract.

    (b) The prohibition in (a) above does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation.

    (c) The Contractor agrees to incorporate the substance of this clause, including this paragraph (c), in all contracts under this contract which exceed $100,000.

      Alternate I (Oct 1995). As prescribed in 3.603-2, substitute the following paragraph in place of paragraph (b) the basic clause:

    (b) The prohibition in paragraph (a) of this clause does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation. For acquisitions of commercial items, the prohibition in paragraph (a) applies only to the extent that any agreement restricting sales by subcontractors results in the Federal Government being treated differently from any other prospective purchaser for the sale of the commercial item(s).

52.226-1
UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (JUN 2000)

52.222-2
PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

Paragraph (a) fill in is < > (If applicable) Insert either "zero" or the dollar amount agreed to during the negotiations.


52.225-7028
XXXXXRTING TO CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (JUN 2000)

                       N00383-02-C-P093

522.222-36
AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

    Contractor responsibilities to employ workers with disabilities.

XXXXX >  Alternate I (Jun 1998)
    Use if there is a waiver, as prescribed in 22.1408(b)


"Full text for this clause in hereby incorporated by reference."

52.205-7000
PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)

52-203.12
LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 1997)

52.219-7003
SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)(APR 1996)

52-225.7016
RESTRICTIONON ON ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000)

    (a)  Definitions. As used in this clause-
       (1) "Bearing components" means the bearing element, retainer, inner race, or outer race.
       (2) "Miniature and instrument ball bearings" means all rolling contact ball bearings with a basic outside diameter (exclusive of flange diameters) of 30 millimeters or less, regardless of material, tolerance, performance, XXXXXr quality characteristics.

    (b) The Contractor agrees that, except as provided in paragraph 9c) of this clause, all ball and roller bearings and ball and roller bearing components (including miniature and instrument ball bearings) delivered under this contract, either as end items or components of end items, shall be wholly manufactured in the United States or Canada. Unless otherwise specified, raw materials, such as performed bar, tube, or rod stock and lubricants, need not be mined or produced in the United States or Canada.

    (c)(1) The restriction in paragraph (b) of this clause does not apply to ball or roller bearings that are required a components if-

              (i) The end items or components containing ball or roller bearings are commercial items; or

              (ii) The ball or roller bearing are commercial components manufactured in the United Kingdom.

         (2) The commercial item exception in paragraph (c)(1) of this clause does not include items designed or developed under a Government contract or contracts where the end item is bearings and bearing components.

    (d) The restriction in paragraph (b) of this clause may be waived upon request from the Contractor in accordance with subsection 225.7019-3 of the Defense Federal Acquisition Regulation Supplement. If the restriction is waived for miniature and instrument ball bearings, the Contractor agrees to acquire a like quantity and type of domestic manufacture for nongovernmental use.

    (e) The Contractor agrees to retain records showing compliance with this restriction until 3 years after final payment and to make records available upon request of the Contracting Officer.

    (f) The Contractor agrees to insert this clause, including this paragraph (f), in every subcontract and purchase order issued in performance of this contract, unless items acquired are-

         (1)  Commercial items other than ball or roller bearings; or

         (2)  Items that do not contain ball or roller bearings.

( )    Alternate I (Dec 2000) As prescribed in 225.7019-4(b), substitute the following paragraph (c)(1)(ii) for paragraph (c)(1)(ii) of the basic clause:

N00383-02-C-P093

RESTRICTIONON ON ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000)

(c)(1)(ii) The ball or roller bearings are commercial components.

..225-8
DUTY-FREE ENTRY (FEB 2000)

-222.28
CERTIFICATION OF VISA DENIAL (FEB 1999)

-222.20
WALSH-HEALEY PUBLIC CONTRACTS ACT (DEC 1998)

..203-7001
SPECIAL PROHIBITION ON EMPLOYMENT (JUN 1997)

..203.10
PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

230-2
T ACCOUNTING STANDARDS (APR 1998)

230.3
CLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (APR 1996)

..208-7000
REQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)

230.4
CONSISTENCY IN COST ACCOUNTING PRACTICES (AUG 1992)

230.6
ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV 1999)

222-37
EMPLOYMENT REPORTS ON DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA (2001)

225-7031
SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

03-3
GRATUITIES (APR 1984)

03-7
ANTI-KICKBACK PROCEDURES (JUL 1995)

03.8
CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

32-33
PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION (MAY 1999)

252-227.7018
RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE-SMALL BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM (JUN 1995)

52.219-8
UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)

2.219-16
LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (JAN 1999)

2.225-13
RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)

2.249-2
TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SEP 1998)

2-246.7000
MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

2-204.7005
ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (NOV 2001)

2232.25
PROMPT PAYMENT (FEB 2002)

2-225.7025
RESTRICTION ON ACQUISITION OF FORGINGS (JUN 1997)

..211-15
DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1980)

..202-1
DEFINITIONS (DEC 2001)

..204-2
SECURITY REQUIREMENTS (AUG 1996)

204-4
PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)

209.6
PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)

-223.7004
DRUG-FREE WORK FORCE (SEP 1988)

222.1
NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)

222-4
CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME COMPENSATION (SEP 2000)

223-2
CLEAN AIR AND WATER (APR 1984)

..223-6
DRUG-FREE WORKPLACE (MAY 2001)

..223-14
TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)

-227.2
PRACTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)

-229.3
FEDERAL, STATE, AND LOCAL TAXES--COMPETITIVE (JAN 1991)

..229-5
TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICE (APR 1984)

..232-1
PAYMENTS (APR 1984)

-232.8
DISCOUNTS FOR PROMPT PAYMENT (FEB 2002)

..232-11
EXTRAS (APR 1984)

..232-17
INTEREST (JUN 1996)

..238-7
PERMITS AND RESPONSIBILITIES (NOV 1991)

-242.10
F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE (APR 1984)

..242-12
PORT OF SHIPMENT (RESHIP) (JUL 1995)

..243-1
NAGES--FIXED-PRICE (AUG 1987)

..248-23
LIMITATION OF LIABILITY (FEB 1997)

..247-1
COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

253-1
COMPUTER GENERATED FORMS (JAN 1991)

..227.1
AUTHORIZATION AND CONSENT (JUL 995)

229-8
TAXES--FOREIGN FIXED-PRICE CONTRACTS (JAN 1991)

2.232-9
LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

2.232-23
ASSIGNMENT OF CLAIMS (JAN 1986)

2.233.3
PROTEST AFTER AWARD (AUG 1996)

2.242-13
BANKRUPTCY (JUL 1995)

2-219.9
SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002)

2.223.3
HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)

2.27-2
NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1998)

2.222-37.
EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF VIETNAM ERA (JAN 88)

PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                            SECTION J
                       LIST OF ATTACHMENTS

LIN: 0001
IIN: 005162017             ACTIVITY USE ONLY: TDP VERSION NO.: 002
ITEM NAME: JACK, HYDRAULIC, TRIP

         DOCUMENT NAME         EXHBT/ATTCHMNT
         NOTES                 ATTACHMENT 1
         DD1423                EXHIBIT A

                    PART IV - REPRESENTATIONS AND INSTRUCTIONS
                                  SECTION K
REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS OR QUOTERS

2-203.11
CERTIFIATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (APR 1991)

52.208-7001
DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

    (a)  Definitions.

       As used in this provision--
           (1) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.

           (2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(1)(A)), to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

           (3) "Significant interest" means--
               (i) Ownership of or beneficial interest in 5 percent or

                                    N00383-02-C-P093

DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of any class of the firm's securities in "nominee shares." " street names," or some other method of holding securities that does not disclose the beneficial owner:
               (ii) Holding a management position in the firm, such as a director or officer;
               (iii) Ability to control or influence the election, appointment or tenure of directors or officers in the firm;
               (iv) Ownership of 10 percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or
               (v) Holding 50 percent or more of the indebtedness of a firm.
    (b) Prohibition on award. In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the firm or subsidiary or, in the case of a subsidiary, the firm that owns the subsidiary, unless a waiver is granted by the Secretary of Defense.
    (c) Disclosure. The Offeror shall disclose any significant interest the government of each of the following countries has in the Offeror or a subsidiary of the Offeror. If the Offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. Such disclosure shall include--
           (1) Identification of each government holding a significant interest; and
           (2) A description of the significant interest held by each Government.

52.215-6
PLACE OF PERFORMANCE (OCT 1997)

    (a) The offeror or respondent, in the performance of any contract resulting from this solicitation, ( ) intends, (x) does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.
    (b) If the offeror or respondent checks "intends" in paragraph (a) of this provision, it shall insert the following spaces the required information: place of performance:

                                    00994


Name and address of owner and operator of the plant or facility if other than the offeror or respondent:




52.222.21
PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)

52.209.7004
NOT CONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

52.222-22
PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB 1999)

  The offeror represents that--
    (a) It X has,    has not particiapted in a previous contract or
subcontract subject to the Equal Opportunity clause of this solicitation;
    (b) It X has,    has not, filed all required compliance reports; and
    (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

52.222-25
AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

  The offeror represents that--

                                    N00383-02-C-P093

AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

     (a) It -X- has developed and has on file,      has not developed and
does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2); or

     (b) It -X- has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

52-203.5
COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.223-13
CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

52.243-7002
REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)

     (a) The amount of any request for equitable adjustment to contract terms shall accurately reflect the contract adjustment for which the Contractor believes the Government is liable. The request shall include only costs for performing the change, and shall not include any costs that already have been reimbursed or that have been separately claimed. All indirect costs included in the request shall be properly allocable to the change in accordance with applicable acquisition regulations.

     (b) In accordance with 1D U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the
Contractor:

     I CERTIFY THAT THE REQUEST IS MADE IN GOOD FAITH, AND THAT THE SUPPORTING DATA ARE ACCURATE AND COMPLETE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

     ------------------------------
     (OFFICIAL'S NAME)

     ------------------------------
     (TITLE)

     (c) The certification in paragraph (b) of this clause requires full disclosure of all relevant facts, including--

          (1) Cost or pricing data if required in accordance with subsection 15.403-4 of the Federal Acquisition Regulation; and

          (2) Information other than cost or pricing data, in accordance with subsection 15.403-3 of the FAR, including actual cost data and data to support any estimated costs, even if cost or pricing data are not required.

     (d) The certification requirement in paragraph (b) of this clause apply to--

          (1) Requests for routine contract payments; for example, requests for payment for accepted supplies and services, routine vouchers under a cost-reimbursement type contract, or progress payment invoices; or

          (2) Final adjustment under an incentive provision of the contract.

52-247-7022
REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 92)

     (a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

     (b) Representation. The Offeror represents that it-

     __ Does anticipate that supplies will be transported by sea in the performance of any contract or

                                    N00383-02-C-P093

REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 92)

subcontract resulting from this solicitation.

     _X_ Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting form this solicitation.

     (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause, the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

52-230.1
COST ACCOUNTING STANDARD NOTICES AND CERTIFICATION (JUN 2000)

NOTE: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. Disclosure Statement--Cost Accounting Practices and Certification

(a) Any contract in excess of $600,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of
Part I of this provision.

CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

     ( )(1) Certificate of Concurrent Submission of Disclosure Statement. The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows:

          (i) Original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable; and

          (ii) One copy to the cognizant Federal auditor.

          (Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement: _________________________ Name and Address of Cognizant ACO or Federal Official Where Filed: ____________________________

     The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

     ( )(2) Certificate of Previously Submitted Disclosure Statement. The offeror hereby certifies that the Disclosure Statement was filed as follows:

                                    N00383-02-C-P093

COST ACCOUNTING STANDARD NOTICES AND CERTIFICATION (JUN 2000)

Date of Disclosure Statement: __________________ Name and Address of Cognizant ACO or Federal Official Where Filed: _______________________

     The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

     ( )(3) Certificate of Monetary Exemption. The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

     ( )(4) Certificate of Interim Exemption. The offeror hereby certifies that

          (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and

          (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraphs (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

     CAUTION: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. Cost Accounting Standard--Eligibility for Modified Contract Coverage

     If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

     The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered primed contract or subcontract of $50 million or more.

III. Additional Cost Accounting Standards Applicable to Existing Contracts

     The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, required a change in established cost accounting practices affecting existing contracts and subcontracts. ( ) Yes ( ) No

Alternate I (APR 1998)) As prescribed in 30.21-3(b), add the following subparagraph (c)(5) to Part I of the basic revision.

                                    N00383-02-C-P093

COST ACCOUNTING STANDARD NOTICES AND CERTIFICATION (JUN 2000)



     ( )(5) Certificate of Disclosure Statement Due Date by Educational Institution. If the offeror is an educational institution that, under the transition provisions of 48 CFR 9903.202-i(f), is or will be required to submit a Disclosure Statement after receipt of this award, the offeror hereby certifies that (check one and complete):

          ( )(i) A Disclosure Statement Filing Due Date of _______________has been established with the cognizant agency.

          ( )(ii) The Disclosure Statement will be submitted within the 6-month period ending ____________ months after receipt of this award.

     Name and Address of Cognizant ACO or Federal Official Where Disclosure Statement is to be Filed:

----------------------------------

252.223-7001
HAZARD WARNING LABEL (DEC 1991)

     (a) "Hazardous material," as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.

     (b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard required that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labelling requirements of one of the following statutes:

          (1) Federal Insecticide, Fungicide and Rodenticide Act;

          (2) Federal Food, Drug and Cosmetics Act;

          (3) Consumer Product Safety Act;

          (4) Federal Hazardous Substances Act; or

          (5) Federal Alcohol Administration Act.

     (c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labelled in accordance with one of the Acts in paragraphs
(b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

          MATERIAL (If None, Insert "None".)       ACT

                   NONE

     (d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.

     (e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

XXXXX17.7028
CERTIFICATION OF SOURCES OF SUPPLY (NOV 1995)

     (a) The Government is required under 10 U.S.C. 2384 to obtain certain information on the actual manufacturer of XXXX of supplies it acquires.

     (b) The apparently successful Offeror agrees to complete and submit the following table before award.

               TABLE

                      N00383-02-C-P083

IDENTIFICATION OF SOURCES OF SUPPLY (NOV 1995)


         National    Commercial
Line      Stock         Item                        Source of Supply          Actual
Items     Number      (Y or N)   Company        Address         Part #          Mfg?
(1)        (2)           (3)       (4)            (4)            (5)             (6)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------



    (1) List each deliverable item of supply and item of technical data.
    (2) If there is no national stock number, list "none".
    (3) Use "Y" if the item is a commercial item; otherwise use "N". If "Y" is listed, the Offeror need not complete the remaining columns in the table.
    (4) For items of supply, list all sources. For technical data, list the source.
    (6) Use "Y" if the source of supply is the actual manufacturer; "N" if it is not; and "U" if not known.

52.226-2
HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY INSTITUTION REPRESENTATION (MAY 2001)

 (a) Definitions. As used in this provision--


    "Historically Black College or University" means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.


    "Minority Institution" means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20
U.S.C. 1135d-5(3)) which, for the purpose of this provision, includes a Hispanic-serving institution of higher education as defined in Section 316(b)(1) of the Act (20 U.S.C. 1059c(b)(1)).


 (b) Representation. The offeror represents that it--


   ( ) is ( ) is not a Historically Black College or University;
   ( ) is ( ) is not a Minority Institution.

52.209-5
CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (DEC 2001)


 (a)(1) The Offeror certifies, to the best of its knowledge and belief, that--
        (i) The offeror and/or any of its Principals--
            (A) Are ( ) are not (X) presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;
            (B) Have ( ) have not (X), within the three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property;
            (C) Are ( ) are not (X) presently indicated for, or otherwise criminally or civilly charged by a government entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision;

        (ii) The Offeror has ( ) has not (X), within a three-year period preceding this offer, had one or more contract terminated for default by any Federal agency.
    (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

                      N00383-02-C-P083
52.209-5 (CONT)
CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (DEC 2001)


 This Certification Concerns a Matter Within the Jurisdiction of an Agency of the United States and the Making of a False, Fictitious, or Fraudulent Certification May Render the Maker Subject to Prosecution Under Sect 1001, Title 18, United States Code.

 (b) The Offer shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

 (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information (c) A Certification that any of the items in paragraph (a) of this provision exists will necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Office may render the Offeror nonresponsible.

 (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

 (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

52.204-5
WOMEN-OWNED BUSINESS (OTHER THAN SMALL BUSINESS)  (MAY 199)

(a) Definition. "Women-owned business concern," as used in this provision, means a concern that is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) Representation. (Complete only if the offeror is a women-owned business concern and has not represented itself as a small business concern in paragraph (b)(1) of FAR 52.219-1, Small Business Program Representations, of this solicitation.) The offeror represents that it ( ) is a women-owned business concern.

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
                                       SECTION L
              INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS OR QUOTERS

52.215-1
INSTRUCTIONS TO OFFERORS--COMPETITIVE ACQUISITION (MAY 2001)

 (a) Definitions.  As used in this provision--
 "Discussions" are negotiations that occur after establishment of the competitive range that may, at the Contracting Officer's discretion, result in the offeror being allowed to revise its proposal.
 "In writing, writing, or written" means any worded or numbered expression that can be read, reproduced, and later communicated, and includes electronically transmitted and stored information.
 "Proposal modification" is a change made to a proposal before the solicitation's closing date and time, or made in response to an amendment, or made to correct a mistake at any time before award.
 "Proposal revision" is a change to a proposal made after the solicitation closing date, at the request of or as allowed by a Contracting Officer as the result of negotiations.
 "Time," if stated as a number of days, is calculated using calendar days, unless otherwise specified, and will include Saturdays, Sundays, and legal holidays. However, if the last day falls on a Saturday, Sunday, or legal holiday, then the period shall include the next working day.

                                  N00383-02-C-P093

INSTRUCTIONS TO OFFERORS--COMPETITIVE ACQUISITION (MAY 2001)

     (b) Amendments to solicitations. If this solicitation is amended, all terms and conditions that are not amended remain unchanged. Offerors shall acknowledge receipt of any amendment to this solicitation by the date and time specified in the amendment(s).

     (c) Submission, modification, revision, and withdrawal of proposals.

        (1) Unless other methods (e.g., electronic commerce or facsimile) are permitted in the solicitation, proposals and modifications to proposals shall be submitted in paper media in sealed envelopes or packages

              (i) addressed to the office specified in the solicitation, and

              (ii) showing the time and date specified for receipt, the solicitation number, and the name and address of the offeror. Offerors using commercial carriers should ensure that the proposal is marked on the outermost wrapper with the information in paragraphs (c)(1)(i) and (c)(1)(ii) of provision.

        (2) The first page of the proposal must show--

              (i) The solicitation number;

              (ii) The name, address, and telephone and facsimile numbers of the offeror (and electronic address if available);

              (iii) A statement specifying the extent of agreement with all terms, conditions, and provisions included in the solicitation and agreement to furnish any or all items upon which prices are offered at the price set opposite each item;

              (iv) Names, titles, and telephone and facsimile numbers (and electronic addresses if available) of persons authorized to negotiate on the offeror's behalf with the Government in connection with this solicitation; and

              (v) Name, title, and signature of person authorized to sign the proposal. Proposals signed by an agent shall be accompanied by evidence of that agent's authority, unless that evidence has been previously furnished to the issuing office.

        (3) Submission, modification, revision, and withdrawal of proposals.

              (i) Offerors are responsible for submitting proposals, and any modification, revisions, or withdrawals, so as to reach the Government office designated in the solicitation by the time specified in the solicitation. If no time is specified in the solicitation, the time for receipt is 4:30 p.m., local time, for the designated Government office on the date that proposal or revision is due.

              (ii)(A) Any proposal, modification, revision, or withdrawal received at the Government office designated in the exact time specified for receipt of offers is "late" and will not be considered unless it is received before award is made, the Contracting Officer determines that accepting the late offer would not unduly delay the acquisition; and-

                      (1) If it was transmitted through an electronic commerce method authorized by the solicitation, it was received at the initial point of entry to the Government infrastructure not later than 5:00 p.m. one working day prior to the date specified for receipt of proposals; or

                      (2) There is acceptable evidence to establish that it was received at the Government installation designated for receipt of offers and was under the Government's control prior to the time set for receipt of offers; or

                      (3) It is the only proposal received.

                  (B) However, a late modification of an otherwise successful proposal that makes its terms more favorable to the Government, will be considered at any time it is received and may be accepted.

              (iii) Acceptable evidence to establish the time of receipt at the Government installation includes the time/date stamp of that installation on the proposal wrapper, other documentary evidence of receipt maintained by the installation, or oral testimony or statements of Government personnel.

              (iv) If an emergency or unanticipated event interrupts normal Government processes so that proposals cannot be received at the office designated for receipt of proposals by the exact time specified in the solicitation, and urgent Government requirements preclude amendment of the solicitation, the time specified for receipt of proposals will be deemed to be extended to the same time of day specified in the solicitation on the first work day on which normal Government processes resume.

              (v) Proposals may be withdrawn by written notice received at any time before award. Oral proposals in response to oral solicitations may be withdrawn orally. If the solicitation authorizes facsimile proposals, proposals may be withdrawn via facsimile received at any time before award, before award, subject to the conditions specified in the provision at 52.215-5, Facsimile Proposals. Proposals may be withdrawn in person by an offeror or an authorized representative, if the identity of the person requesting withdrawal is established and the person signs a receipt for the proposal before award.

        (4) Unless otherwise specified in the solicitation, the offeror may propose to provide any item or combination of items.

        (5) Proposals submitted in response to this solicitation shall be in English and in U.S. dollars, unless otherwise permitted by the solicitation.

        (6) Offerors may submit modifications to their proposals at any time before the solicitation closing date and time, and may submit modifications in response to an amendment, or to correct a mistake at any time before award.

        (7) Offerors may submit revised proposals only if requested or allowed by the Contracting Officer.

        (8) Proposals may be withdrawn at any time before award. Withdrawals are effective upon receipt of notice by the Contracting Officer.

                                      N00383-02-C-P093

INSTRUCTIONS TO OFFERORS--COMPETITIVE ACQUISITION (MAY 2001)

     (d) Offer expiration date. Proposals in response to this solicitation will be valid for the number of days specified on the solicitation cover sheet (unless a different period is proposed by the offeror).

     (e) Restriction on disclosure and use of data. Offerors that include in their proposals data that they do not want disclosed to the public for any purposes, or used by the Government except for evaluation purposes, shall--

        (1) Mark the title page with the following legend:

            This proposal includes data that shall not be disclosed outside the Government and shall not be duplicated, used, or disclosed--in whole or in part--for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of--or in connection with--the submission of this data, the Government shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government's right to use information contained in this data if it is obtained from another source without restriction. The data subject to this restriction are contained in sheets (insert numbers or other identification of sheets); and

        (2) Mark each sheet of data it wishes to restrict with the following legend:

            Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

     (f) Contract award

        (1) The Government intends to award a contract or contracts resulting from this solicitation to the responsible offeror(s) whose proposal(s) represents the best value after evaluation in accordance with the factors and subfactors in the solicitation.

        (2) The Government may reject any or all proposals if such action is in the Government's interest.

        (3) The Government may waive informalities and minor irregularities in proposals received.

        (4) The Government intends to evaluate proposals and award a contract without discussions with offeror (except clarifications as described in FAR 15.306(a)). Therefore, the offeror's initial proposal should contain the offeror's best terms from a cost or price and technical standpoint. The Government reserves the right to conduct discussions if the Contracting Officer later determines them to be necessary. If the Contracting Officer determines that the number of proposals that would otherwise be in the competitive range exceeds the number at which an efficient competition can be conducted, the Contracting Officer may limit the number of proposals in the competitive range to the greatest number that will permit an efficient competition among the most highly rated proposals.

        (5) The Government reserves the right to make an award on any item for a quantity less than the quantity offered, at the unit costs or prices offered, unless the offeror specified otherwise in the proposal.

        (6) The Government reserves the right to make multiple awards if, after considering the additional administrative costs, it is in the Government's best interest to do so.

        (7) Exchanges with offerors after receipt of a proposal do not constitute a rejection or counteroffer by the Government.

        (8) The Government may determine that a proposal is unacceptable if the prices proposed are materially unbalanced between line items or subline items. Unbalanced pricing exists when, despite an acceptable total evaluated price, the price of one or more contract line items is significantly overstated or understated as indicated by the application of costs or price analysis techniques. A proposal may be rejected if the Contracting Officer determines that the lack of balance poses an unacceptable risk to the Government.

        (9) If a cost realism analysis is performed, cost realism may be considered by the source selection authority in evaluating performance or schedule risk.

        (10) A written award or acceptance of proposal mailed or otherwise furnished to the successful offeror within the time specified in the proposal shall result in a binding contract without further action by either party.

        (11) The Government may disclose the following information in postaward debriefings to other offerors:

            (i) The overall evaluated cost or price and technical rating of the successful offeror;

            (ii) The overall ranking of all offerors, when any ranking was developed by the agency during source selection;

            (iii) A summary of the rationale for award; and

            (iv) For acquisitions of commercial items, the make and model of the item to be delivered by the successful offeror.

Alternate I (Oct 1997). As prescribed in 15.209(a)(1), substitute the following paragraph (f)(4) for paragraph (f)(4) of the basic provision:

(f)(4) The Government intends to evaluate proposals and award a contract after conducting discussions with

                                   N00383-02-C-P093



52-215.1 (CONT)
INSTRUCTIONS TO OFFERORS--COMPETITIVE ACQUISITION (MAY 2001)

offerors whose proposals have been determined to be within the competitive range. If the Contracting Officer determines that the number of proposals that would otherwise be in the competitive range exceeds the number at which an efficient competition can be conducted, the Contracting Officer may limit the number of proposals in the competitive range to the greatest number that will permit an efficient competition among the most highly rated proposals. Therefore, the offeror's initial proposal should contain the offeror's best terms from a price and technical standpoint.

< > Alternate II (Oct 1997). As prescribed in 16.209(a)(2), add a paragraph
(c)(9) substantially the same as the following to the basic clause:

    (c)(9) Offerors may submit proposals that depart from stated requirements. Such proposals shall clearly identify why the acceptance of the proposal would be advantageous to the Government. Any deviations from the terms and conditions of the solicitation, as well as the comparative advantage to the Government, shall be clearly identified and explicitly defined. The Government reserves the right to amend the solicitation to allow all offerors an oppportunity to submit revised proposals based on the revised requirements.


52.233-2
SERVICE OF PROTEST (AUG 1996)

    (a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:


       BID ROOM of the Naval Inventory Control Point - Philadelphia
       Building 1
       700 Robbins Avenue
       Philadelphia, PA   19111-6098

                              - OR -

       Counsel for the Naval Inventory Control Point - Mechanicsburg
       Code 0082
       54540 Carlisle Pike
       P O Box 2020
       Mechanicsburg  PA  17055-0788

    (b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

52-219.6
NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (JUL 1996)

    (a) Definition. "Small business concern," as used in this clause, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the size standards in this solicitations.

    (b) General.
       (1) Offers are solicited only from small business concerns. Offers received from concerns that are not small business concerns shall be considered nonresponsive and will be reject.
       (2) Any award resulting from this solicitation will be made to a small business concern.

    (c) Agreement. A small business concern submitting an offer in its own name agrees to furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States. The term "United States" includes its territories and possessions, the Commonwealth of Puerto Rico, the trust territory of the Pacific Islands, and the District of Columbia. If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed $25,000, a small business concern may furnish the product of any domestic firm. This paragraph does not apply in connection with construction or service contracts.

                                   N00383-02-C-P093

NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (JUL 1996)

< > Alternate I (Oct 1995). When the acquisition is for a product in a class for which the Small Business Administration has determined that there are no small business manufacturers or processors in the Federal market in accordance with 19.502-2(c), delete paragraph (c).


NAVICPLA19
CONSIGNMENT INSTRUCTIONS (MAY 2002)

LEGEND
CL:  CARLOAD
LCL: LESS THAN CARLOAD
     TRUCK
TL:  TRUCKLOAD
LTL: LESS THAN TRUCKLOAD
E:   EXPRESS
FF:  FREIGHT FORWARDER
PP:  PARCEL POST


Consignment Addresses are readily available electronically at https://day2k1, daas.dla.mil/dodaac/dodaac.asp
Enter your specific DoDAAC Code i.e. N63126, then select "Scan Query."
These addresses will appear:
TAC:1=Mailing Address TAC2=Shipping Address TAC3=Billing Address TAC:2=Shipping Address should always be sued.
If it is missing for whatever reason, use TAC1=Mailing Address.

                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
                                   SECTION M
                           EVALUATION FACTORS FOR AWARD

52-219-4
NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS (JAN 1999)

    (a) Definition. "HUBZone small business concern," as used in this clause, means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.

    (b) Evaluation preference.

       (1) Offers will be evaluated by adding a factor of 10 percent to the price of all offers, except--

          (i) Offers from HUBZone small business concerns that have not waived the evaluation preference;

          (ii) Otherwise successful offers from small business concerns;

         (iii) Otherwise successful offers of eligible products under the Trade Agreements Act when the dollar threshold for application of the Act is exceeded (see 25.402 of the Federal Acquisition Regulation (FAR)); and

          (iv) Otherwise successful offers where application of the factor would be inconsistent with a Memorandum understanding or other international agreement with a foreign government.

       (2) The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made. Other evaluation factors described in the solicitation shall be applied before application of the fact.

       (3) A concern that is both a HUBZone small business concern and a small disadvantaged business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged business price evaluation adjustment (see FAR clause 52.219-23). Each applicable price evaluation preference or adjustment shall be calculated independently against an offeror's base offer. These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

                                    N00383-02-C-P093

NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS (52.219-4) (JAN 1999)

     (c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraph (d) of this clause do not apply if the offeror has waived the evaluation preference.

         / / Offeror elects to waive the evaluation preference.

     (d) Agreement. A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for--

         (1) Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUBZone small business concerns;

         (2) Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

         (3) General construction, at least 15 percent of the cost of the contract performance incurred for personnel will be spent on the concern's employees or the employees of other HUBZone small business concerns; or

         (4) Construction by special trade contractors, at least 25 percent of the cost of the contract performance incurred for personnel will be spent on the concern's employees or the employees of other HUBZone small business concerns.

     (e) A HUBZone joint venture agrees that in the performance of the contract, the applicable percentage specified in paragraph (d) of this clause will be performed by HUBZone small business participant or participants.

     (f) A HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business manufacturer concerns. This paragraph does not apply in connection with construction or service contracts.

                                    N00383-02-C-P093

                                CONSIGNMENT INSTRUCTIONS

NOTE: The activity codes listed below are used to identify the Activities which are to receive material. The activity code and the quantities to be shipped to each activity under this contract appear in the Schedule. DO NOT SHIP TO A WATER PORT OR AIR TERMINAL WITHOUT COMPLYING WITH THE
CLEARANCE/MILSTAMP REQUIREMENTS OF CLAUSE FAR 52.247-52.

N00189 Receiving Officer,
       DEFENSE DISTRIBUTION DEPOT (SB3106), FLEET & INDUSTRIAL SUPPLY CENTER, RECEIVING DIVISION BLDG W-136
       1968 GILBERT STREET, NORFOLK, VA 23512-0001